UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: February 29, 2016

Date of reporting period:  February 29, 2016

Item 1. Reports to Stockholders.

Annual Report

February 29, 2016

Aurora Horizons Fund

Class A
AHFAX

Class C
AHFCX

Class Y
AHFYX

Investment Adviser

Aurora Investment Management L.L.C.
300 North LaSalle Street, 52nd Floor
Chicago, Illinois  60654

Phone: 1-800-443-2862

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	10
INVESTMENT HIGHLIGHTS	12
CONSOLIDATED SCHEDULE OF INVESTMENTS	15
CONSOLIDATED SCHEDULE OF SECURITIES SOLD SHORT	21
CONSOLIDATED SCHEDULE OF OPTIONS WRITTEN	25
CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS	26
CONSOLIDATED SCHEDULE OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS	28
CONSOLIDATED SCHEDULE OF TOTAL RETURN SWAPS	30
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	33
CONSOLIDATED STATEMENT OF OPERATIONS	35
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS	37
CONSOLIDATED FINANCIAL HIGHLIGHTS	39
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS	42
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63
BASIS FOR TRUSTEES’ APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS	64
NOTICE OF PRIVACY POLICY & PRACTICES	72
ADDITIONAL INFORMATION	73

Letter from the President

Dear Shareholder:

Thank you for your investment in Aurora Horizons Fund (“the Fund”). The enclosed annual shareholder report includes a portfolio commentary, a listing of the Fund’s investments, and the Fund’s audited financial statements for the twelve months ended February 29, 2016.

Over the period, Aurora Horizons Fund suffered losses amid a challenging security selection environment brought on by increased macroeconomic uncertainty. We are disappointed in the results of the Fund, whose mandate is to preserve capital while generating consistent long-term capital growth. We continue to focus on optimizing our line-up of strategies and sub-advisers in order to meet the challenges of the current market environment. Against this backdrop, we are increasingly emphasizing security selection strategies that seek to limit directional exposure to both equity and credit markets.

As the Fund’s investment adviser, Aurora Investment Management L.L.C. remains focused on engaging talented sub-advisers with a flexible approach to portfolio management that enables them to capitalize on the ever-changing investing environment. The recent environment has highlighted the need to focus on sub-advisers who can effectively combine deep fundamental research with an understanding of current market dynamics in order to effectively manage portfolio risk. As a result, we have continued to concentrate our allocations in strategies that we believe are best suited to manage downside risk while delivering positive absolute performance*.

The enclosed report summarizes the Fund’s performance for the twelve months ended February 29, 2016. For more current information, including daily fund prices and monthly return figures, please visit AuroraHorizons.com.

Sincerely,

Scott C. Schweighauser
President, Aurora Investment Management L.L.C.
Portfolio Manager, Aurora Horizons Fund

*	No investment strategy or risk management technique can guarantee return or eliminate risk in all market environments.

Market Conditions

Early in the period, global equity markets were supported by the launch of a quantitative easing program by the European Central Bank and a rally in local Chinese equity markets that was fueled in part by rising margin debt levels. Within the U.S., the ongoing economic recovery led to increased speculation that the U.S. Federal Reserve would begin increasing interest rates, while oil markets rallied on hopes that decreased drilling activity would bring global supply and demand back into balance.

Market optimism was short-lived as weaker than expected economic data in the U.S., contentious bailout negotiations in Greece, and a sharp reversal in Chinese equities over the late spring and summer weighed on markets. While Greece eventually reached a deal with creditors, the ongoing market uncertainty in China led regulators there to suspend trading across a wide range of stocks leading to further selling pressure. Additionally, China announced a surprise devaluation of its currency in August prompting widespread concerns that the impact of slowing economic growth there would spill over into other regions. These issues were partially responsible for increased market volatility and ultimately led the U.S. Federal Reserve to postpone its first rate hike until December.

Following a brief rally early in the period, commodity prices resumed their march lower, prompting credit spreads to widen on concerns about rising defaults within the energy and basic materials sectors. The sell-off in credit broadened late in the period as investors became increasingly concerned about market liquidity following the surprise closure of a well-known high yield credit fund. As we moved into 2016, global growth fears again emerged as accelerating capital outflows in China led to speculation that the country would be forced to devalue its currency further.

For the year ended February 29, 2016, stocks and bonds generally depreciated although there was dispersion across both regions and sectors. The S&P 500® Index fell by more than 6% while the MSCI World Index (a measure of developed market equity performance) declined by approximately 11%. Stock markets in developed nations generally outpaced those in emerging markets. Bond markets finished mixed with government and investment grade securities outpacing lower quality credit. Commodities in general, especially oil, suffered during the twelve-month period as supply continued to outstrip demand.

Performance Results

For the year ended February 29, 2016, Class Y shares returned -6.82% at net asset value, while producing volatility in line with our target expectations. For comparison, over the same twelve months, the HFRX Global Hedge Fund index returned -8.19%* while the HFRI Fund of Funds Composite Index returned -5.75%** since March 1, 2015 (monthly index). Since inception, the Fund has a daily annualized volatility of 3.91% which is consistent with our volatility management objectives.

Performance Analysis – Average annualized total returns†

			Life of class
	3 months	1 year	3/27/13
Class A at NAV	0.43%	-3.60%	-0.18%
Class A with 5.75%	-5.36	-9.12	-2.30
maximum sales charge
Class Y	0.47	-3.46	0.03
HFRX Global Hedge Fund Index*	-0.61	-3.64	-0.30
HFRI Fund of Funds	0.63	-0.36	3.05
Composite Index**

Performance as of 12/31/2015

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For the most recent month-end performance, visit aurorahorizons.com.

†
Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Indexes are unmanaged, do not incur fees, and include reinvestment of dividends and interest income, if any. It is not possible to invest in an index.

*
HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is composed of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Hedge Fund Research, Inc. (“HFR”) is in no way related or connected to or affiliated with Natixis Global Asset Management, any of its related or affiliated companies (collectively and individually, “the Company”) or their financial products and funds. HFR has not participated in the creation or formation of the Company’s financial products and funds, and does not endorse, approve or recommend investing in the Company’s financial products or funds. You may not invest directly in an index.

**
HFRI Fund of Funds Composite Index is an unmanaged, equally-weighted hedge fund index including over 400 domestic and offshore funds of funds. Funds included within the index either have at least $50 million in assets under management or have been actively trading for at least twelve (12) months. Performance information is submitted by the funds of funds to the index provider, which does not audit the information submitted. The index is rebalanced monthly. Performance data is net of all fees charged by the hedge funds. Due to certain periodic recalculations, the HFRI Index returns reported by the fund may differ from the index returns for the same period published by others.

Gross expense ratio 3.05% (Class A share) / 2.82% (Class Y share). Net expense ratio 2.94% (Class A share) / 2.69% (Class Y share). As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the fund has been exceeded. This arrangement, which sets expense caps at 2.58% (Class A share) and 2.33% (Class Y share), is set to expire on June 29, 2017. When an expense cap has not been exceeded, the gross and net expense ratios may be the same. Not all share classes are available for purchase by all investors. See the prospectus for more details. Net Expense Ratio consists of the Total Expense Ratio, as reflected in the Fund’s prospectus, adjusted to reflect any fee waiver/expense reimbursement and excluding interest and dividends on securities sold short and acquired fund fees and expenses. Expense cap is a limit the fund’s adviser places on the maximum level of expenses (with certain exceptions) that are incurred by the fund. The cap is contractual/voluntary and may be subject to shareholder approval, which may lower the fund’s performance.

Explanation of Fund Performance

As of February 29, 2016, the Fund allocated its assets to eight sub-advisers across a variety of investment strategies including Long/Short Equities, Event-Driven, Long/Short Credit, Macro, and Short-Biased. Each sub-adviser executes a unique investment approach that is a component part of the Fund’s broader objective of generating consistent long-term capital growth.

For the period, Fund losses were driven by Long/Short Equities, Event-Driven, and Long/Short Credit, while the Short-Biased strategy contributed positively.

The Long/Short Equities strategy was impacted by weakness in value-oriented equity positions within the industrials, basic materials, and financials sectors. Market reversals and rising intra-stock correlation over the second half of 2015 and early 2016 created a challenging backdrop for our long-biased sub-advisers prompting us to shift our allocations toward strategies with lower directional market exposure. Profits from long equity exposure to the technology sector along with short equity holdings in the energy and industrials sectors offset a portion of the losses.

Despite record levels of corporate event activity, our Event-Driven strategy struggled due to rising market volatility, declining market optimism of mergers closing, and reversals in several key positions. Detractors included long equity holdings in the consumer discretionary sector, which declined due to increasing competition, and the healthcare sector, which suffered due to regulatory uncertainty, management missteps, and a failed takeover bid. Long equity positions across Europe and Asia offset a portion of losses as earnings growth in several core names exceeded investor expectations.

Weakness in high yield credit securities created a challenging backdrop for our Long/Short Credit strategy. While spread-widening was most pronounced in the energy and basic materials sectors due to the ongoing weakness in commodity prices, as the year progressed, the sell-off expanded into other segments of the high yield market. Against this backdrop, long credit positions in the energy, basic materials, and industrials sectors drove losses. We continued to shrink our Long/Short Credit allocation throughout the period due to concerns about deteriorating market conditions and a more challenging liquidity backdrop.

The Macro strategy finished with a small loss as markets provided limited opportunity to profit from trending behavior. Long equity exposure in Asia and Europe suffered amid a broad market reversal over the summer, while interest rate positions were hurt by fluctuating investor expectations regarding U.S. Federal Reserve interest rate policy. Profits from short exposure to energy-related commodities offset a portion of the losses.

Finally, our Short-Biased strategy gained due to broad market weakness and greater scrutiny by investors regarding companies’ financial strength. Gains were driven by short equity positions in the healthcare, consumer discretionary, and industrials sectors. Short holdings in biotechnology companies were particularly impactful as the sector suffered due to investor concerns regarding valuation levels and increasing government focus on drug pricing policies.

Outlook

Investor uncertainty continues to be high with economic and monetary policy divergence between the U.S., Europe, Japan, and China remaining in focus. Market volatility will likely remain elevated until there is a stabilization of Chinese economic growth, a bottoming in commodities prices, and further clarity on U.S., European, and Japanese interest rate policies. Against this backdrop, we continue to favor strategies with lower market exposure that can extract alpha from security selection within and across sectors. As part of this view, we have proactively reduced positions in sub-advisers with exposure to directional equity and credit strategies while maintaining positions in sub-advisers that have the potential to benefit from higher levels of dispersion along with idiosyncratic event-driven activity.

Despite the recent market volatility, we expect management teams to continue to pursue strategic acquisitions and shareholder friendly policies designed to unlock value. The combination of low economic growth, high cash balances, and favorable interest rate policies should remain supportive of this trend in the year ahead. While our sub-advisers have experienced recent setbacks in select situations, we believe they remain poised to capture attractive returns as the market recognizes the potential long-term impact that event activity will have on earnings growth. Additionally, the large pool of pending mergers and acquisitions may provide sub-advisers with an attractive pipeline of merger arbitrage situations.

While equity markets are likely to remain volatile over the near-term, our Long/Short Equities strategy should benefit from a more discerning marketplace that rewards companies executing well-articulated growth plans, while punishing companies with poor balance sheets and deteriorating cash flows. Higher levels of market volatility should continue to favor less directional strategies that can better serve as liquidity providers during periods of market stress, and provide alpha generating opportunities from both long and short security selection.

The Macro strategy may benefit from trending behavior in markets which is likely to emerge as investors gain greater clarity on global economic growth and central bank policies. The tactical nature of the Macro strategy allows it to adapt to changing market conditions, which can help the strategy serve as an effective hedge during periods in which market dynamics create a more challenging, micro-oriented, security selection environment.

Higher levels of investor uncertainty should create opportunities for our Short-Biased strategy, which is designed to hedge the portfolio during broad market declines, while also producing alpha from bottom-up security selection. Supportive measures by central banks following the financial crisis caused many low-quality companies to trade above their fundamental value, but as investors become more discerning these imbalances should correct. We believe this correction is likely to result in a more favorable alpha environment for the strategy regardless of market direction.

Finally, the Long/Short Credit strategy is expected to remain near the lower end of its historical range as expectations of rising default rates coupled with lower market liquidity have created a more challenging backdrop for the strategy. We are actively monitoring opportunities across the space and will consider redeploying capital in the event that a more favorable opportunity set emerges.

Looking forward, we continue to believe the low yield levels for many fixed income securities may signal a paradigm shift in which investors no longer can rely on the tailwind of falling bond yields to stabilize their portfolios. In the absence of this tailwind, investors will need to allocate to a more diverse set of investment products1. Despite the recent challenges, it is our continued belief that allocations to dynamic and diversifying hedge fund strategies can help fill this void by delivering low correlation to traditional bond markets and optimistic returns.

[1]	Diversification does not guarantee a profit or protect against a loss.

Definitions
Long/long position: the purchase of a security with the expectation that the asset will rise in value.

Short/short position: the sale of a borrowed security with the expectation that the asset will fall in value.

Alpha: A measure of the difference between a portfolio’s actual returns and its expected performance, given its level of systematic market risk. A positive alpha indicates outperformance and negative alpha indicates underperformance relative to the portfolio’s level of systematic risk.

Credit Spread: the difference in yield between two bonds of similar maturity but different credit quality.

Arbitrage: the simultaneous purchase and sale of the same securities, commodities, or foreign exchange in different markets to profit from unequal prices.

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

MSCI World Index is an unmanaged index that is designed to measure the equity market performance of developed markets. It is comprised of common stocks of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific Region. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

Annualized volatility: Variability of daily returns.

Risks
Leverage can increase market exposure and magnify investment risk. Derivatives involve risk of loss and may entail additional risks. Because derivatives depend on the performance of an underlying asset, they can be highly volatile and are subject to market and credit risks. Options may be used for hedging purposes, but also entail risks related to liquidity, market conditions and credit that may increase volatility. Short selling is speculative in nature and involves the risk of a theoretically unlimited increase in the market price of the security that can, in turn, result in an inability to cover the short position and a theoretically unlimited loss. Counterparty risk to a derivative or other transaction is risk based on whether each party will be able or unable to honor its contractual obligations. If a party does not meet its obligations, the Fund will be subject to losses and/or unable to realize gains. Foreign and emerging market securities may be subject to greater political, economic, environmental, credit, currency and information risks. Foreign securities may be subject to higher volatility than U.S. securities, due to varying degrees of regulation and limited liquidity. These risks are magnified in emerging markets. Equity securities are volatile and can decline significantly in response to broad market and economic conditions. Commodity-related investments, including derivatives, may be affected by a number of factors including commodity prices, world events, import controls, and economic conditions and therefore may involve substantial risk of loss. Fixed-income securities may carry one or more of the following risks: credit, interest rate (as interest rates rise bond prices usually fall), inflation and liquidity.

This portfolio is actively managed and holdings are subject to change. There is no guarantee the fund continues to invest in the securities referenced. Reference to specific securities or holdings should not be considered recommendations for action by investors. We believe the information presented is reliable, but we do not guarantee its accuracy. The opinions expressed will evolve as future events unfold. There can be no assurance that developments will transpire as forecasted. Actual results may vary. This material is provided for informational purposes only and should not be construed as investment advice.

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products. The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Before investing, consider the fund’s investment objectives, risks, charges, and expenses. Please visit aurorahorizons.com or call us at 800-443-2862 for a prospectus and a summary prospectus, if available, containing this and other information. Read it carefully.

NGAM Distribution, L.P. is a limited purpose broker-dealer and the distributor of various registered investment companies for which advisory services are provided by affiliates of Natixis Global Asset Management, S.A. • NGAM Distribution, L.P. is located at 399 Boylston Street, Boston, MA 02116. • 800-862-4863 • ngam.natixis.com

AURORA HORIZONS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period (9/1/2015 – 2/29/2016).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses.  If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.75% when you invest.  Class A shares are also subject to a contingent deferred sales charge of 1.00% for purchases of $1,000,000 or more that are redeemed within eighteen months of purchase.  A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example.  The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the

AURORA HORIZONS FUND
Expense Example (Continued)
(Unaudited)

second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Class A
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2015 –
	September 1, 2015	February 29, 2016	February 29, 2016*
Actual**	$1,000.00	$ 968.70	$14.93
Hypothetical (5% return
before expenses)***	$1,000.00	$1,009.70	$15.24

*	Expenses are equal to the Class A shares annualized expense ratio of 3.05%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.
**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $12.63.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $12.91.

	Class C
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2015 –
	September 1, 2015	February 29, 2016	February 29, 2016*
Actual**	$1,000.00	$ 964.40	$18.56
Hypothetical (5% return
before expenses)***	$1,000.00	$1,005.97	$18.95

*	Expenses are equal to the Class C shares annualized expense ratio of 3.80%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.
**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $16.26.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $16.63.

	Class Y
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2015 –
	September 1, 2015	February 29, 2016	February 29, 2016*
Actual**	$1,000.00	$ 969.10	$13.66
Hypothetical (5% return
before expenses)***	$1,000.00	$1,010.99	$13.95

*	Expenses are equal to the Class Y shares annualized expense ratio of 2.79%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.
**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $11.41.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $11.66.

AURORA HORIZONS FUND
Investment Highlights
(Unaudited)

The Fund seeks to preserve capital while generating consistent long-term capital growth with moderate volatility and moderate directional exposure to global equity and bond markets.  The Adviser seeks to achieve the Fund’s investment objective by allocating its assets primarily among a select group of experienced sub-advisers (each, a “Sub-Adviser”) who implement a number of different alternative investment strategies and invest in a variety of markets.  The Adviser is responsible for identifying and researching potential Sub-Advisers, monitoring the performance of the Sub-Advisers and allocating and reallocating the Fund’s assets among Sub-Advisers.  The identity and number of Sub-Advisers and the Adviser’s allocation of Fund assets among them will change over time.  As of February 29, 2016 the Fund had 16.56% foreign concentration for long securities.  The allocation of portfolio holdings as of February 29, 2016 was as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

*  Valued at the net unrealized appreciation (depreciation).

Continued

AURORA HORIZONS FUND
Investment Highlights (Continued)
(Unaudited)

Annualized Total Returns as of February 29, 2016(1)

		Since Inception
	1 Year	(3/27/13)
Aurora Horizons Fund
Class A (with sales charge)	(12.29)%	(2.84)%
Class A (without sales charge)	(6.96)%	(0.85)%
Class C (with sales charge)	(8.53)%	(1.61)%
Class C (without sales charge)	(7.62)%	(1.61)%
Class Y	(6.82)%	(0.65)%
S&P 500® Total Return Index	(6.19)%	9.80%
HFRX Global Hedge Fund Index	(8.19)%	(1.35)%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.75% for Class A and the applicable contingent deferred sales charge for Class C.  Returns without sales charges do not reflect the current maximum sales charges.  Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-443-2862.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The performance for Class Y shares does not reflect any sales charges. The graph does not reflect any future performance.

The S&P 500® Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  It is not possible to invest directly in an index.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Hedge Fund Research, Inc., www.hedgefundresearch.com is the source for the HFRX Global.

AURORA HORIZONS FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $100,000 Investment(1)

(1)	The minimum investment for Class A and Class C is $2,500.
(2)	Inception date.
(3)	Reflects 5.75% initial sales charge.

AURORA HORIZONS FUND

Consolidated Schedule of Investments

February 29, 2016

	Shares	Value
COMMON STOCKS – 39.37%

Aerospace & Defense – 3.25%
CAE, Inc. (a)	41,420	$456,753
Honeywell International, Inc.	5,684	576,073
Lockheed Martin Corp. (e)	8,152	1,759,120
United Technologies Corp.	933	90,147
		2,882,093
Auto Components – 0.77%
Magna International, Inc. (a)	17,443	677,661

Banks – 0.11%
CIT Group, Inc.	3,185	94,945

Beverages – 0.68%
Constellation Brands, Inc. (e)	1,866	263,908
Heineken NV (a)	4,226	340,934
		604,842
Biotechnology – 1.29%
Baxalta, Inc. (e)	29,616	1,140,808

Capital Markets – 0.45%
GAM Holding AG (a)(b)	28,000	402,404

Chemicals – 3.66%
Air Products & Chemicals, Inc.	4,257	563,925
Airgas, Inc.	8,657	1,225,139
Akzo Nobel NV (a)	2,831	167,044
LyondellBasell Industries NV – Class A (a)(e)	10,576	848,301
Syngenta AG (a)	1,089	438,108
		3,242,517
Commercial Services & Supplies – 0.99%
ADT Corp.	9,259	373,786
Secom Co. Ltd. (a)	7,066	503,779
		877,565
Diversified Financial Services – 1.30%
ASX Ltd. (a)	13,727	411,795
Far East Horizon Ltd. (a)	492,420	364,027
First Pacific Co. Ltd. (a)	542,878	376,201
		1,152,023

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 29, 2016

	Shares	Value
COMMON STOCKS – 39.37% (Continued)

Diversified Telecommunication Services – 1.12%
Swisscom AG (a)	305	$149,430
Verizon Communications, Inc. (e)	16,574	840,799
		990,229
Energy Equipment & Services – 1.31%
Halliburton Co. (e)	23,583	761,259
John Wood Group PLC (a)	45,677	396,711
		1,157,970
Food Products – 1.91%
Aryzta AG (a)(b)	9,394	449,331
Kerry Group PLC (a)	6,315	552,676
The Kraft Heinz Co.	8,999	693,103
		1,695,110
Gas Utilities – 0.58%
Rubis SCA (a)	6,876	510,067

Health Care Equipment & Supplies – 2.43%
BioMerieux (a)	3,951	503,954
Medtronic PLC (a)(e)	7,026	543,742
STERIS PLC (a)	6,187	397,948
Zimmer Biomet Holdings, Inc. (e)	7,321	708,746
		2,154,390
Health Care Providers & Services – 3.55%
Cigna Corp.	3,034	423,577
Fresenius SE & Co. KGaA (a)	3,110	205,971
HCA Holdings, Inc. (b)(e)	2,857	197,733
Humana, Inc.	2,182	386,149
McKesson Corp. (e)	3,081	479,465
Orpea (a)	6,349	525,607
Sonic Healthcare Ltd. (a)	34,375	450,956
UDG Healthcare PLC (a)	60,584	472,212
		3,141,670
Hotels, Restaurants & Leisure – 0.28%
Royal Caribbean Cruises Ltd. (a)(f)	1,026	76,304
Starbucks Corp.	2,974	173,116
		249,420

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 29, 2016

	Shares	Value
COMMON STOCKS – 39.37% (Continued)

Industrial Conglomerates – 0.54%
DCC PLC (a)	6,080	$477,281

Internet & Catalog Retail – 0.24%
Amazon.com, Inc. (b)	389	214,930

Internet Software & Services – 2.95%
Alphabet, Inc. – Class A (b)(e)	206	147,747
Alphabet, Inc. – Class C (b)(e)	922	643,344
Baidu, Inc. (b) – ADR	845	146,540
Facebook, Inc. (b)(e)	8,634	923,147
Open Text Corp. (a)	8,312	413,266
Yahoo!, Inc. (b)(f)	10,555	335,543
		2,609,587
IT Services – 1.17%
Cognizant Technology Solutions Corp. – Class A (b)(e)	4,937	281,310
Nomura Research Institute Ltd. (a)	10,941	374,064
Transcosmos, Inc. (a)	17,292	384,624
		1,039,998
Machinery – 0.47%
Spirax-Sarco Engineering PLC (a)	9,480	414,973

Media – 1.92%
Comcast Corp.	2,865	165,397
DISH Network Corp. (b)	4,595	216,562
Time Warner Cable, Inc.	6,900	1,316,934
		1,698,893
Oil, Gas & Consumable Fuels – 2.89%
Anadarko Petroleum Corp.	5,565	211,192
Exxon Mobil Corp. (e)	3,676	294,631
Noble Energy, Inc. (e)	26,797	790,512
Pioneer Natural Resources Co. (e)	7,174	864,682
Valero Energy Corp. (e)	6,604	396,768
		2,557,785
Pharmaceuticals – 0.55%
Allergan PLC (a)(b)	1,672	485,064

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 29, 2016

	Shares	Value
COMMON STOCKS – 39.37% (Continued)

Professional Services – 0.54%
Teleperformance (a)	6,137	$475,210

Semiconductors & Semiconductor Equipment – 0.14%
Broadcom Ltd. (a)	908	121,645

Software – 0.19%
Microsoft Corp.	3,290	167,395

Specialty Retail – 0.79%
AutoZone, Inc. (b)	234	181,249
The Home Depot, Inc.	1,563	193,999
Hotel Shilla Co. Ltd. (a)	4,516	231,515
O’Reilly Automotive, Inc. (b)	358	93,195
		699,958
Technology Hardware, Storage & Peripherals – 2.15%
EMC Corp.	46,133	1,205,455
HP, Inc. (e)	30,562	326,708
Western Digital Corp. (e)	8,465	368,482
		1,900,645
Trading Companies & Distributors – 0.35%
Brammer PLC (a)	110,961	310,426

Transportation Infrastructure – 0.56%
SATS Ltd. (a)	175,892	491,647

Wireless Telecommunication Services – 0.24%
T-Mobile US, Inc. (b)	5,731	212,620
TOTAL COMMON STOCKS (Cost $33,529,963)		34,851,771

EXCHANGE-TRADED FUNDS – 7.47%

iShares Russell 1000 Growth ETF	35,436	3,324,960
Powershares QQQ Trust Series 1	32,075	3,287,687
TOTAL EXCHANGE-TRADED FUNDS (Cost $6,762,755)		6,612,647

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 29, 2016

	Principal
	Amount	Value
CORPORATE BONDS – 0.61%

Electrical Equipment – 0.28%
Interface Master Holdings, Inc.
12.500%, 08/01/2018 (g)	$256,000	$244,800

Health Care Providers & Services – 0.04%
inVentiv Health, Inc.
10.000%, 08/15/2018	43,000	39,775

Media – 0.25%
Postmedia Network, Inc.
12.500%, 07/15/2018 (a)(h)	397,000	222,320

Oil, Gas & Consumable Fuels – 0.04%
DCP Midstream LLC
9.750%, 03/15/2019 (g)	39,000	36,485
TOTAL CORPORATE BONDS (Cost $737,615)		543,380

	Contracts	Value
PURCHASED OPTIONS – 0.06%

Call Options – 0.06%
Allergan PLC
Expiration: September 2016, Exercise Price $325.00 (a)	6	10,200
Broadcom Ltd.
Expiration: March 2016, Exercise Price $120.00 (a)	14	23,520
DISH Network Corp.
Expiration: September 2016, Exercise Price $50.00	33	13,563
Royal Caribbean Cruises Ltd.
Expiration: March 2016, Exercise Price $85.00 (a)	14	168
Yahoo!, Inc.
Expiration: May 2016, Exercise Price $34.00	23	3,864
		51,315
TOTAL PURCHASED OPTIONS (Cost $48,857)		51,315

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Investments (Continued)

February 29, 2016

	Shares	Value
SHORT-TERM INVESTMENTS – 47.61%

Money Market Funds – 47.61%
STIT-STIC Prime Portfolio, Institutional Class, 0.035% (c)(d)(e)	21,077,800	$21,077,800
STIT-Treasury Portfolio, Institutional Class, 0.022% (c)(d)(e)	21,077,807	21,077,807
TOTAL SHORT-TERM INVESTMENTS (Cost $42,155,607)		42,155,607
Total Investments (Cost $83,234,797) – 95.12%		84,214,720
Other Assets in Excess of Liabilities – 4.88%		4,321,570
TOTAL NET ASSETS – 100.00%		$88,536,290

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Variable rate security. The rate shown is as of February 29, 2016.
(d)	All or a portion of this security is held by Aurora Horizons Fund CFC Ltd.
(e)
All or a portion of this security is pledged as collateral for securities sold short and derivative instruments including written options, swaps, forwards, and futures with an aggregate fair value of $16,850,545.

(f)	All or a portion of this security may be subject to call options written.
(g)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $281,285, represents 0.32% of net assets.
(h)	Illiquid security. The total market value of this security was $222,320, representing 0.25% of net assets.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Securities Sold Short

February 29, 2016

	Shares	Value
COMMON STOCKS

Aerospace & Defense
The Boeing Co.	(2,408)	$(284,577)
United Technologies Corp.	(5,474)	(528,898)
		(813,475)
Auto Components
Delphi Automotive PLC (a)	(1,677)	(111,822)

Chemicals
Air Products & Chemicals, Inc.	(1,102)	(145,982)
PPG Industries, Inc.	(2,918)	(281,675)
Praxair, Inc.	(3,119)	(317,483)
		(745,140)
Containers & Packaging
International Paper Co.	(13,052)	(465,956)

Electronic Equipment, Instruments & Components
Corning, Inc.	(37,555)	(687,257)

Energy Equipment & Services
National Oilwell Varco, Inc.	(18,966)	(555,135)
Schlumberger Ltd. (a)	(10,670)	(765,252)
		(1,320,387)
Food & Staples Retailing
Costco Wholesale Corp.	(392)	(58,812)
CVS Health Corp.	(1,453)	(141,188)
		(200,000)
Food Products
Mondelez International, Inc.	(1,376)	(55,769)

Health Care Equipment & Supplies
Abbott Laboratories	(6,240)	(241,737)
Baxter International, Inc.	(5,115)	(202,094)
Edwards Lifesciences Corp.	(759)	(66,033)
Stryker Corp.	(3,860)	(385,537)
		(895,401)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Securities Sold Short (Continued)

February 29, 2016

	Shares	Value
COMMON STOCKS (Continued)

Health Care Providers & Services
AmerisourceBergen Corp.	(3,105)	$(268,955)
DaVita Healthcare Partners, Inc.	(1,568)	(103,441)
Humana, Inc.	(1,783)	(315,537)
UnitedHealth Group, Inc.	(1,068)	(127,199)
		(815,132)
Health Care Technology
Cerner Corp.	(1,164)	(59,434)

Hotels, Restaurants & Leisure
Chipotle Mexican Grill, Inc.	(44)	(22,403)
Marriott International, Inc.	(743)	(50,636)
Restaurant Brands International, Inc. (a)	(1,050)	(36,813)
		(109,852)
Insurance
Aon PLC (a)	(1,924)	(183,338)

Internet & Catalog Retail
Netflix, Inc.	(3,640)	(340,012)

IT Services
Infosys Ltd. – ADR	(40,925)	(688,358)
International Business Machines Corp.	(2,855)	(374,091)
		(1,062,449)
Machinery
Caterpillar, Inc.	(5,214)	(352,988)
Deere & Co.	(880)	(70,558)
Parker-Hannifin Corp.	(4,378)	(443,054)
		(866,600)
Media
Charter Communications, Inc. – Class A	(388)	(69,669)
Omnicom Group, Inc.	(1,472)	(114,536)
Sirius XM Holdings, Inc.	(9,662)	(35,943)
		(220,148)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Securities Sold Short (Continued)

February 29, 2016

	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels
Apache Corp.	(9,227)	$(353,209)
California Resources Corp.	(726)	(408)
Chevron Corp.	(6,605)	(551,121)
ConocoPhillips	(3,326)	(112,518)
EOG Resources, Inc.	(2,163)	(140,033)
Hess Corp.	(4,908)	(213,989)
Kinder Morgan, Inc.	(11,474)	(207,565)
Marathon Petroleum Corp.	(2,499)	(85,591)
Occidental Petroleum Corp.	(7,757)	(533,837)
Phillips 66	(2,184)	(173,388)
		(2,371,659)
Pharmaceuticals
Johnson & Johnson	(2,771)	(291,537)
Shire PLC – ADR	(1,066)	(166,413)
		(457,950)
Professional Services
Nielsen Holdings PLC (a)	(2,743)	(138,083)

Real Estate Investment Trusts
Crown Castle International Corp.	(2,806)	(242,719)
Equinix, Inc.	(847)	(257,225)
		(499,944)
Software
Activision Blizzard, Inc.	(2,726)	(86,332)
Adobe Systems, Inc.	(3,943)	(335,747)
Electronic Arts, Inc.	(4,552)	(292,421)
Workday, Inc.	(1,078)	(65,165)
		(779,665)
Technology Hardware, Storage & Peripherals
Apple, Inc.	(7,458)	(721,114)

Textiles, Apparel & Luxury Goods
Under Armour, Inc.	(801)	(67,036)
TOTAL COMMON STOCKS (Proceeds $15,147,765)		(13,987,623)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Securities Sold Short (Continued)

February 29, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS
Consumer Discretionary Select Sector SPDR Fund	(5,625)	$(418,725)
Consumer Staples Select Sector SPDR Fund	(4,389)	(223,488)
SPDR S&P 500 ETF Trust	(2,753)	(532,871)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds $1,184,340)		(1,175,084)
TOTAL SECURITIES SOLD SHORT (Proceeds $16,332,105)		$(15,162,707)

ADR – American Depository Receipt
(a) Foreign issued security.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Options Written

February 29, 2016

	Contracts	Value
CALL OPTIONS
Royal Caribbean Cruises Ltd.
Expiration: March 2016, Exercise Price $95.00 (a)	(10)	$(25)
Yahoo!, Inc.
Expiration: May 2016, Exercise Price $40.00	(23)	(805)
		(830)
TOTAL OPTIONS WRITTEN (Premiums Received $2,093)		$(830)

(a)	Foreign issued security.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Open Futures Contracts

February 29, 2016

	Number of
	Contracts			Unrealized
	Purchased /	Notional	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)
10 Year Commonwealth Treasury
Bond Futures Contract (a)	17	$1,599,680	Mar-16	$21,038
10 Year US Treasury
Note Futures (a)	25	3,262,891	Jun-16	(1,402)
5 Year US Treasury
Note Futures (a)	10	1,209,844	Jun-16	(1,287)
90 Day Euro Future (a)	129	127,819,650	Jun-17	26,572
Canadian 10 Year Bond Fund (a)	18	1,883,415	Jun-16	(7,175)
Cocoa Future (a)	4	123,151	May-16	4,365
Euro-BOBL Futures (a)	6	870,262	Mar-16	3,955
Euro-Bund Futures (a)	19	3,443,083	Mar-16	55,433
Long Gilt Futures (a)	1	169,680	Jun-16	848
Primary Aluminum Future (a)	2	78,800	Jun-16	(68)
SGX Japanese Government
Bond Future (a)	5	674,826	Mar-16	2,830
Soybean Oil Futures (a)	9	166,698	May-16	(3,126)
Three Month Euro Euribor
Interest Rate Future (a)	110	30,029,699	Jun-17	55,135
Three Month Sterling Interest
Rate Futures (a)	76	13,148,496	Jun-17	47,198
US Treasury Long
Bond Futures (a)	6	987,188	Jun-16	(5,259)
Zinc Future (a)	1	44,138	Jun-16	472
TOTAL FUTURES
CONTRACTS PURCHASED		$185,511,501		$199,529

Brent Crude Future (a)	(4)	$(146,280)	May-16	$(11,756)
CAC 40 10 Euro Future (a)	(8)	(378,791)	Mar-16	(10,766)
Coffee ‘C’ Future (a)	(3)	(129,431)	May-16	4,473
Corn Future (a)	(17)	(303,450)	May-16	13,856
Cotton No. 2 Future (a)	(4)	(113,000)	May-16	7,874
Crude Oil Futures (a)	(3)	(101,250)	Apr-16	(3,816)
Electrolytic Copper Future (a)	(5)	(586,906)	Jun-16	(15,520)
E-Mini DJIA Future (a)	(3)	(247,455)	Mar-16	(8,241)
E-Mini S&P 500 Futures (a)	(4)	(385,900)	Mar-16	(20,633)
E-Mini S&P 500 Futures	(11)	(1,061,225)	Mar-16	(16,272)
Euro STOXX 50 Future (a)	(15)	(478,765)	Mar-16	5,360
FTSE 100 Index Future (a)	(2)	(168,650)	Mar-16	(11,603)
Gasoline RBOB Future (a)	(2)	(110,939)	Apr-16	(4,683)
Hang Seng Index Future (a)	(6)	(735,030)	Mar-16	9,630
Low Sulfur Gas Oil Futures (a)	(3)	(99,000)	Apr-16	(4,879)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Open Futures Contracts (Continued)

February 29, 2016

	Number of
	Contracts			Unrealized
	Purchased /	Notional	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)
NASDAQ 100 E-Mini Futures (a)	(1)	$(84,025)	Mar-16	$(1,307)
Natural Gas Futures (a)	(10)	(171,100)	Apr-16	47,389
Nikkei 225 Futures (a)	(2)	(282,560)	Mar-16	(3,121)
NY Harbor ULSD Futures (a)	(2)	(91,871)	Apr-16	(2,625)
Russell 2000 Mini
Index Futures (a)	(8)	(825,360)	Mar-16	(5,986)
Silver Futures (a)	(5)	(372,950)	May-16	7,809
Soybean Futures (a)	(11)	(473,550)	May-16	9,459
Soybean Meal Futures (a)	(4)	(105,000)	May-16	2,740
Sugar No. 11 Future (a)	(8)	(128,666)	May-16	(10,773)
The German Stock
Index Future (a)	(2)	(514,773)	Mar-16	787
Tokyo Price Index
Future Contract (a)	(2)	(228,460)	Mar-16	(7,777)
Wheat Futures (a)	(6)	(140,175)	Jul-16	2,972
Wheat Futures (a)	(12)	(276,150)	Jul-16	12,269
TOTAL FUTURES
CONTRACTS SOLD		$(8,740,712)		$(15,140)
TOTAL NET
FUTURES CONTRACTS		$176,770,789		$184,389

(a)  Contract held by Aurora Horizons Fund CFC Ltd.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Open Forward Foreign Currency Contracts

February 29, 2016

Purchase Contracts:
				U.S. $		U.S. $
		Forward	Currency	Value at	Currency	Value on	Unrealized
Counterparty	Notional	Expiration	to be	Feb. 29,	to be	Origination	Appreciation
of contract	Amount	Date	Received	2016	Delivered	Date	(Depreciation)
Morgan Stanley
& Co., Inc. (a)	2,120,000	3/18/16	AUD	1,511,814	USD	1,511,219	$595
Morgan Stanley
& Co., Inc. (a)	3,185,000	3/18/16	CAD	2,354,044	USD	2,278,776	75,268
U.S. Bank	90,000	3/16/16	CHF	90,209	USD	89,155	1,054
U.S. Bank	157,279	3/17/16	CHF	157,654	USD	157,843	(189)
Morgan Stanley
& Co., Inc. (a)	567,000	3/18/16	CHF	568,387	USD	567,720	667
U.S. Bank	141,000	3/16/16	EUR	153,461	USD	153,297	164
Morgan Stanley
& Co., Inc. (a)	3,406,000	3/18/16	EUR	3,707,278	USD	3,784,628	(77,350)
Morgan Stanley
& Co., Inc. (a)	1,334,000	3/18/16	GBP	1,856,848	USD	1,931,323	(74,475)
U.S. Bank	33,170,000	3/16/16	JPY	294,331	USD	286,324	8,007
Morgan Stanley
& Co., Inc. (a)	475,185,000	3/18/16	JPY	4,216,871	USD	4,057,322	159,549
Morgan Stanley
& Co., Inc. (a)	7,107,000	3/18/16	MXN	391,369	USD	392,824	(1,455)
Morgan Stanley
& Co., Inc. (a)	2,450,000	3/18/16	NZD	1,612,456	USD	1,633,964	(21,508)
TOTAL PURCHASE CONTRACTS							$70,327

Sale Contracts:
				U.S. $		U.S. $
		Forward	Currency	Value at	Currency	Value on	Unrealized
Counterparty	Notional	Expiration	to be	Feb. 29,	to be	Origination	Appreciation
of contract	Amount	Date	Received	2016	Delivered	Date	(Depreciation)
Morgan Stanley
& Co., Inc. (a)	(1,637,000)	3/18/16	USD	(1,167,377)	AUD	(1,145,444)	$(21,933)
Morgan Stanley
& Co., Inc. (a)	(3,481,000)	3/18/16	USD	(2,572,819)	CAD	(2,516,041)	(56,778)
U.S. Bank	(265,000)	3/16/16	USD	(265,616)	CHF	(269,846)	4,230
U.S. Bank	(574,038)	3/17/16	USD	(575,408)	CHF	(583,550)	8,142
Morgan Stanley
& Co., Inc. (a)	(2,304,000)	3/18/16	USD	(2,309,635)	CHF	(2,337,015)	27,380
U.S. Bank	(1,500,000)	3/16/16	USD	(1,632,569)	EUR	(1,652,304)	19,735
Morgan Stanley
& Co., Inc. (a)	(5,095,000)	3/18/16	USD	(5,545,678)	EUR	(5,579,403)	33,725

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Open Forward Foreign Currency Contracts (Continued)

February 29, 2016

Sale Contracts: (Continued)
				U.S. $		U.S. $
		Forward	Currency	Value at	Currency	Value on	Unrealized
Counterparty	Notional	Expiration	to be	Feb. 29,	to be	Origination	Appreciation
of contract	Amount	Date	Received	2016	Delivered	Date	(Depreciation)
U.S. Bank	(52,000)	3/16/16	USD	(72,380)	GBP	(78,841)	$6,461
Morgan Stanley
& Co., Inc. (a)	(2,940,000)	3/18/16	USD	(4,092,303)	GBP	(4,380,136)	287,833
U.S. Bank	(33,300,000)	3/16/16	USD	(295,484)	JPY	(274,248)	(21,236)
Morgan Stanley
& Co., Inc. (a)	(426,967,000)	3/18/16	USD	(3,788,977)	JPY	(3,585,560)	(203,417)
Morgan Stanley
& Co., Inc. (a)	(20,296,000)	3/18/16	USD	(1,117,663)	MXN	(1,151,093)	33,430
Morgan Stanley
& Co., Inc. (a)	(2,352,000)	3/18/16	USD	(1,547,958)	NZD	(1,521,262)	(26,696)
TOTAL SALES CONTRACTS							$90,876
TOTAL NET FORWARD CONTRACTS							$161,203

(a)  Contract held by Aurora Horizons Fund CFC Ltd.

Abbreviations:
AUD = Australian Dollar
CAD = Canadian Dollar
CHF = Swiss Franc
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
MXN = Mexican Peso
NZD = New Zealand Dollar
USD = U.S. Dollar

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Total Return Swaps

February 29, 2016

The below are USD based swaps:

Reference Entity (a)	Pay/ Receive Total Return on Reference Entity	Financing Rate	U.S. $ Notional Amount	Number of Shares/ Units	U.S. $ Unrealized Appreciation/ (Depreciation)
8x8, Inc.	Receive	0.020%	(144,212)	(12,400)	$(26,536)
Aetna, Inc. (b)	Receive	0.079%	(193,687)	(1,783)	(5,648)
Akorn, Inc.	Receive	0.335%	(106,360)	(4,000)	30,812
Alarm.com Holdings, Inc.	Receive	2.490%	(159,600)	(8,000)	(32,357)
Alibaba Group
Holdings Ltd. (b)	Receive	0.129%	(64,544)	(938)	(2,108)
Allergan PLC (b)	Pay	0.779%	307,226	1,059	5,763
American Public
Education, Inc.	Receive	0.020%	(123,440)	(8,000)	54,992
Amplify Snack Brands, Inc.	Receive	1.794%	(113,190)	(11,000)	20,940
Axovant Sciences Ltd.	Receive	3.763%	(69,355)	(5,500)	36,133
Blue Buffalo Pet
Products, Inc.	Receive	1.781%	(128,100)	(7,000)	(4,961)
Boingo Wireless, Inc.	Receive	0.020%	(100,380)	(14,000)	9,258
CaesarStone Sdot-Yam Ltd.	Receive	0.060%	(111,240)	(3,000)	446
CalAmp Corp.	Receive	0.020%	(131,159)	(7,175)	2,070
Career Education Corp.	Receive	0.020%	(75,600)	(30,000)	37,192
Charter
Communications, Inc. (b)	Receive	2.669%	(506,539)	(2,821)	(28,329)
Consumer Staples Select
Sector SPDR ETF (b)	Receive	0.351%	(73,478)	(1,443)	195
CyberArk Software, Ltd.	Receive	1.743%	(112,410)	(3,000)	22,695
DAVIDsTEA, Inc.	Receive	2.130%	(88,825)	(8,500)	36,953
Dorman Products, Inc.	Receive	0.509%	(139,067)	(2,750)	(5,475)
Ebix, Inc.	Receive	3.694%	(92,575)	(2,500)	(7,575)
Encore Wire Corp.	Receive	0.020%	(108,420)	(3,000)	17,176
Francesca’s Holdings Corp.	Receive	0.020%	(117,520)	(6,500)	(27,290)
Gentherm, Inc.	Receive	0.020%	(116,760)	(2,800)	17,594
Glaukos Corp.	Receive	0.501%	(115,220)	(7,000)	40,081
GrubHub, Inc.	Receive	1.760%	(117,700)	(5,000)	(20,299)
INSYS Therapeutics, Inc.	Receive	8.048%	(104,880)	(6,000)	92,810
Interval Leisure
Group, Inc. (b)	Receive	0.079%	(66,356)	(5,124)	(3,615)
Itron, Inc.	Receive	0.020%	(119,520)	(3,000)	(13,140)
Marriott International, Inc. (b)	Receive	0.419%	(754,693)	(11,074)	(85,364)
MDC Partners, Inc.	Receive	0.154%	(106,600)	(5,000)	(10,687)
MiMedx Group, Inc.	Receive	1.391%	(125,096)	(15,200)	48,414

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Total Return Swaps (Continued)

February 29, 2016

Reference Entity (a)	Pay/ Receive Total Return on Reference Entity	Financing Rate	U.S. $ Notional Amount	Number of Shares/ Units	U.S. $ Unrealized Appreciation/ (Depreciation)
Neogenomics, Inc.	Receive	0.020%	(108,290)	(17,000)	$(975)
Novadaq Technologies, Inc.	Receive	1.714%	(115,320)	(12,000)	37,024
Osiris Therapeutics, Inc.	Receive	5.290%	(94,962)	(13,300)	40,461
Pacific Biosciences
of California, Inc.	Receive	0.992%	(99,480)	(12,000)	(6,282)
Papa Murphy’s Holdings, Inc.	Receive	2.876%	(119,130)	(11,000)	79,373
Pfizer, Inc. (b)	Receive	0.105%	(355,061)	(11,967)	2,999
Potbelly Corp.	Receive	1.256%	(112,950)	(9,000)	1,440
PTC Therapeutics, Inc.	Receive	0.512%	(34,314)	(4,300)	75,033
Quidel Corp.	Receive	0.020%	(125,360)	(8,000)	11,468
Relypsa, Inc.	Receive	3.099%	(92,820)	(7,000)	46,055
Senomyx, Inc.	Receive	1.207%	(99,600)	(30,000)	61,478
Shire PLC (b)	Receive	0.971%	(518,597)	(3,322)	52,611
Sportsman’s Warehouse
Holdings, Inc.	Receive	1.094%	(116,730)	(9,000)	(6,838)
Starwood Hotels & Resorts
Worldwide, Inc. (b)	Pay	0.779%	831,877	12,037	96,367
Tangoe, Inc.	Receive	0.020%	(97,080)	(12,000)	3,087
The Chefs’ Warehouse, Inc.	Receive	0.020%	(130,203)	(6,900)	6,787
The Habit Restaurants, Inc.	Receive	2.510%	(87,276)	(4,200)	(7,500)
Tile Shop Holdings, Inc.	Receive	1.263%	(113,580)	(9,000)	20,520
Trex Company, Inc.	Receive	0.020%	(160,651)	(3,730)	27,228
UnitedHealth Group, Inc. (b)	Receive	0.092%	(73,961)	(621)	(1,283)
USANA Health
Sciences, Inc.	Receive	0.510%	(112,720)	(1,000)	3,865
VMware, Inc. (b)	Receive	1.740%	(98,859)	(1,958)	8,366
XPO Logistics, Inc.	Receive	10.643%	(99,040)	(4,000)	8,310
Yelp, Inc.	Receive	0.020%	(101,200)	(5,000)	(12,076)
ZAGG, Inc.	Receive	0.020%	(140,670)	(13,500)	(3,026)
TOTAL NET TOTAL RETURN SWAPS – USD BASED					$744,632

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Schedule of Total Return Swaps (Continued)

February 29, 2016

The below are GBP based swaps:

Reference Entity (a)(b)	Pay/ Receive Total Return on Reference Entity	Financing Rate	Pound £ Notional Amount	Number of Shares/ Units	U.S. $ Unrealized Appreciation/ (Depreciation)
SABMiller PLC	Pay	0.908%	844,416	20,211	$(23,911)
TOTAL NET TOTAL RETURN SWAPS – GBP BASED					$(23,911)

The below are EUR based swaps:

Reference Entity (a)(b)	Pay/ Receive Total Return on Reference Entity	Financing Rate	Euro € Notional Amount	Number of Shares/ Units	U.S. $ Unrealized Appreciation/ (Depreciation)
STOXX Europe 600	Receive	0.691%	(122,883)	(368)	$16,762
TOTAL NET TOTAL RETURN SWAPS – EUR BASED					$16,762

(a)	Morgan Stanley is the counterparty for these open total return swaps.
(b)	Reset monthly based on the terms of the contract.

EUR = Euro
GBP = British Pound
USD = U.S. Dollar

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Statement of Assets and Liabilities

February 29, 2016

ASSETS
Investments, at value (cost $83,234,797)	$84,214,720
Foreign currency, at value (cost $984,245)	982,698
Variation margin on futures contracts	65,946
Receivables:
Investments sold	2,658,777
Fund shares sold	22,864
Dividends and interest	99,208
Unrealized appreciation on open swap contracts	1,072,758
Unrealized appreciation on forward foreign currency contracts	666,240
Deposits at brokers for derivative instruments(1)	16,965,349
Other assets	12,012
TOTAL ASSETS	106,760,572
LIABILITIES
Written options, at value (premiums received $2,093)	830
Securities sold short, at value (proceeds $16,332,105)	15,162,707
Payables:
Investments purchased	1,622,168
Fund shares redeemed	97,115
Swap contracts	142,431
Affiliates	83,633
Distributor	188
Adviser	121,218
Dividends and interest on short positions	46,032
Swap dividend and interest payable	33,500
Unrealized depreciation on open swap contracts	335,275
Unrealized depreciation on forward foreign currency contracts	505,037
Accrued expenses and other liabilities	74,148
TOTAL LIABILITIES	18,224,282
NET ASSETS	$88,536,290

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Statement of Assets and Liabilities (Continued)

February 29, 2016

Net assets consist of:
Paid-in capital	$95,062,379
Accumulated undistributed net investment loss	(1,973,253)
Accumulated net realized loss	(7,779,254)
Net unrealized appreciation (depreciation) on:
Investments	977,465
Futures contracts	184,389
Swap contracts	737,483
Forward foreign currency contracts	161,203
Securities sold short	1,169,398
Foreign currency translations	(7,241)
Purchased options	2,458
Written options	1,263
NET ASSETS	$88,536,290
Class A
Net assets	$2,492,575
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	263,822
Net asset value, minimum offering, and redemption price per share(2)	$9.45
Maximum offering price per share
(net asset value per share divided by 0.9425)(3)	$10.03
Class C
Net assets	$1,087,870
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	117,262
Net asset value, offering, and redemption price per share(4)	$9.28
Class Y
Net assets	$84,955,845
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	8,995,589
Net asset value, offering, and redemption price per share	$9.44

(1)	Serves as collateral for securities sold short and derivative instruments including forwards, futures, swaps and options.
(2)	A contingent deferred sales charge (“CDSC”) of up to 1.00% may be charged on shares redeemed within eighteen months of purchase. The CDSC only applies to purchases of $1,000,000 or more.
(3)	Reflects a maximum sales charge of 5.75%.
(4)	A CDSC of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Statement of Operations

For the Year Ended February 29, 2016

INVESTMENT INCOME
Dividend income(1)	$1,346,279
Interest income	1,253,118
TOTAL INVESTMENT INCOME	2,599,397
EXPENSES
Management fees	2,925,983
Administration and accounting fees	350,478
Dividend expense	304,476
Interest expense	137,707
Custody fees	119,912
Transfer agent fees and expenses	119,747
Federal and state registration fees	65,977
Legal fees	51,977
Audit and tax fees	51,004
Chief Compliance Officer fees	28,240
Reports to shareholders	26,695
Distribution fees	26,131
Trustees’ fees	10,792
Other expenses	11,765
TOTAL EXPENSES	4,230,884
Less waivers and reimbursement by Adviser (Note 4)	(351,372)
NET EXPENSES	3,879,512
NET INVESTMENT LOSS	(1,280,115)
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments	(5,330,262)
Futures contracts	831,751
Swap contracts	638,629
Forward foreign currency contracts	652,152
Securities sold short	1,513,307
Foreign currency translations	(128,345)
Purchased options	(2,365,976)
Written options	1,188,028
(3,000,716)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Statement of Operations (Continued)

For the Year Ended February 29, 2016

Net change in unrealized appreciation (depreciation) on:
Investments	(8,213,018)
Futures contracts	(60,934)
Swap contracts	915,540
Forward foreign currency contracts	(383,095)
Securities sold short	1,981,236
Foreign currency translations	104,789
Purchased options	1,082,775
Written options	(685,396)
(5,258,103)
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND FOREIGN CURRENCY	(8,258,819)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(9,538,934)

(1)	Net of $60,573 in foreign withholding taxes and issuance fees.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 29, 2016	February 28, 2015
FROM OPERATIONS
Net investment loss	$(1,280,115)	$(1,115,631)
Net realized gain (loss) on:
Investments	(5,330,262)	4,851,420
Futures contracts	831,751	592,312
Swap contracts	638,629	(877,767)
Forward foreign currency contracts	652,152	1,230,352
Securities sold short	1,513,307	(4,283,836)
Foreign currency translations	(128,345)	(249,534)
Purchased options	(2,365,976)	(2,810,912)
Written options	1,188,028	1,488,775
Net change in unrealized
appreciation (depreciation) on:
Investments	(8,213,018)	(54,971)
Futures contracts	(60,934)	838,402
Swap contracts	915,540	22,671
Forward foreign currency contracts	(383,095)	472,541
Securities sold short	1,981,236	260,337
Foreign currency translations	104,789	(193,296)
Purchased options	1,082,775	(854,657)
Written options	(685,396)	496,320
Net decrease in net assets
from operations	(9,538,934)	(187,474)

FROM DISTRIBUTIONS
Net investment income – Class A	(63,299)	—
Net investment income – Class C	(20,942)	—
Net investment income – Class Y	(2,747,662)	(452,347)
Net realized gain on investments – Class A	—	(141,678)
Net realized gain on investments – Class C	—	(21,092)
Net realized gain on investments – Class Y	—	(2,029,923)
Net decrease in net assets resulting
from distributions paid	(2,831,903)	(2,645,040)

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Statements of Changes in Net Assets (Continued)

	Year Ended	Year Ended
	February 29, 2016	February 28, 2015
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Class A	$834,099	$8,585,805
Payments for shares redeemed – Class A	(6,848,227)	(23,132,002)
Net asset value of shares issued to shareholders
in payment of distributions declared – Class A	59,318	139,457
Proceeds from shares sold – Class C	27,217	569,845
Payments for shares redeemed – Class C	(623,382)	(304,194)
Net asset value of shares issued to shareholders
in payment of distributions declared – Class C	19,358	18,436
Proceeds from shares sold – Class Y	28,390,316	127,208,738
Payments for shares redeemed – Class Y	(121,522,872)	(93,333,396)
Net asset value of shares issued to shareholders
in payment of distributions declared – Class Y	2,680,308	2,418,013
Net increase (decrease) in net assets
from capital share transactions	(96,983,865)	22,170,702

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(109,354,702)	19,338,188

NET ASSETS:
Beginning of Year	197,890,992	178,552,804
End of Year	$88,536,290	$197,890,992

ACCUMULATED UNDISTRIBUTED NET
INVESTMENT INCOME (LOSS)	$(1,973,253)	$2,020,300

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Financial Highlights – Class A

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Year	Period
	Ended	Ended	Ended
	February 29,	February 28,	February 28,
	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$10.37	$10.50	$10.00

Income (loss) from investment operations:
Net investment loss(2)	(0.10)	(0.05)	(0.13)
Net realized and unrealized gain (loss)
on investments and foreign currency	(0.62)	0.03	0.63
Total from investment operations	(0.72)	(0.02)	0.50

Less distributions paid:
From net investment income	(0.20)	—	—
From net realized gain on investments	—	(0.11)	—
Total distributions paid	(0.20)	(0.11)	—

Net Asset Value, End of Period	$9.45	$10.37	$10.50

Total return(3)(4)	(6.96)%	(0.16)%	5.00%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$2,493	$8,750	$23,258

Ratio of expenses to average net assets:(5)
Before waivers and reimbursements
or recoupment of expenses	3.09%	3.00%	3.04%
Excluding dividend and interest
expense on short positions	2.81%	2.69%	2.73%
After waivers and reimbursements or
recoupment of expenses	2.86%	2.93%	3.04%
Excluding dividend and interest expense
on short positions	2.58%	2.62%	2.73%

Ratio of net investment loss to average net assets:(5)(6)
Before waivers and reimbursements
or recoupment of expenses	(1.26)%	(0.59)%	(1.38)%
After waivers and reimbursements or
recoupment of expenses	(1.03)%	(0.52)%	(1.38)%

Portfolio turnover rate(4)(7)	220.32%	218.65%	261.70%

(1)	The Fund commenced operations on March 27, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Based on net asset value, which does not reflect the applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	The net investment loss ratios include dividend and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Financial Highlights – Class C

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Year	Period
	Ended	Ended	Ended
	February 29,	February 28,	February 28,
	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$10.21	$10.42	$10.00

Income (loss) from investment operations:
Net investment loss(2)	(0.19)	(0.16)	(0.20)
Net realized and unrealized gain (loss) on
investments and foreign currency	(0.59)	0.06	0.62
Total from investment operations	(0.78)	(0.10)	0.42

Less distributions paid:
From net investment income	(0.15)	—	—
From net realized gain on investments	—	(0.11)	—
Total distributions paid	(0.15)	(0.11)	—

Net Asset Value, End of Period	$9.28	$10.21	$10.42

Total return(3)(4)	(7.62)%	(0.93)%	4.20%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,088	$1,805	$1,569

Ratio of expenses to average net assets:(5)
Before waivers and reimbursements
or recoupment of expenses	3.90%	3.77%	3.79%
Excluding dividend and interest
expense on short positions	3.58%	3.46%	3.48%
After waivers and reimbursements or
recoupment of expenses	3.65%	3.66%	3.79%
Excluding dividend and interest
expense on short positions	3.33%	3.35%	3.48%

Ratio of net investment loss to average net assets:(5)(6)
Before waivers and reimbursements
or recoupment of expenses	(2.17)%	(1.66)%	(2.11)%
After waivers and reimbursements or
recoupment of expenses	(1.92)%	(1.55)%	(2.11)%

Portfolio turnover rate(4)(7)	220.32%	218.65%	261.70%

(1)	Fund commenced operations on March 27, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Based on net asset value, which does not reflect the applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	The net investment loss ratios include dividend and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND

Consolidated Financial Highlights – Class Y

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Year	Period
	Ended	Ended	Ended
	February 29,	February 28,	February 28,
	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$10.39	$10.51	$10.00

Income (loss) from investment operations:
Net investment loss(2)	(0.09)	(0.06)	(0.11)
Net realized and unrealized gain (loss) on
investments and foreign currency	(0.62)	0.07	0.62
Total from investment operations	(0.71)	0.01	0.51

Less distributions paid:
From net investment income	(0.24)	(0.02)	—
From net realized gain on investments	—	(0.11)	—
Total distributions paid	(0.24)	(0.13)	—

Net Asset Value, End of Period	$9.44	$10.39	$10.51

Total return(3)(4)	(6.82)%	0.18%	5.10%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$84,956	$187,336	$153,726

Ratio of expenses to average net assets:(5)
Before waivers and reimbursements
or recoupment of expenses	2.87%	2.77%	2.79%
Excluding dividend and interest
expense on short positions	2.57%	2.46%	2.48%
After waivers and reimbursements or
recoupment of expenses	2.63%	2.66%	2.79%
Excluding dividend and interest
expense on short positions	2.33%	2.35%	2.48%

Ratio of net investment loss to average net assets:(5)(6)
Before waivers and reimbursements
or recoupment of expenses	(1.10)%	(0.67)%	(1.14)%
After waivers and reimbursements or
recoupment of expenses	(0.86)%	(0.56)%	(1.14)%

Portfolio turnover rate(4)(7)	220.32%	218.65%	261.70%

(1)	Fund commenced operations on March 27, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	The net investment loss ratios include dividend and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements
February 29, 2016

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Aurora Horizons Fund (the “Fund”) represents a distinct non-diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to preserve capital while generating consistent long-term capital growth with moderate volatility and moderate directional exposure to global equity and bond markets.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Trust has designated three classes of Fund shares: Class A, Class C and Class Y.  The three classes differ principally in their respective distribution expense arrangements as well as their respective sales fee arrangements.  All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  Class A shares are subject to an initial maximum sales charge of 5.75% imposed at the time of purchase.  The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus.  Class A shares are subject to a contingent deferred sales charge (CDSC) for purchases made at or above the $1,000,000 breakpoint that are redeemed within eighteen months of purchase.  Class C shares are subject to a CDSC for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus.  The CDSC is 1.00% of the lesser of the original purchase price or the value of shares being redeemed.  Class Y shares are no-load shares.  The Fund became effective and commenced operations on March 27, 2013.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Aurora Investment Management L.L.C. (the “Adviser”), the Fund’s investment adviser.

The financial statements include the accounts of Aurora Horizons Fund CFC Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund.  All intercompany accounts and transactions have been eliminated in consolidation.  The Fund may invest up to 25% of its total assets in its Subsidiary.  The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the  Fund’s investment objectives and policies.  As of February 29, 2016, the Subsidiary’s net assets were $13,760,980, which represented 15.54% of the  Fund’s net assets.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the consolidated financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange, including options and futures contracts, is valued at its last sale price on that exchange on the date as of which assets are valued.  Swap agreements, such as credit default swaps, total return swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service.  When the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and ask prices on such day, or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)) and will generally be classified as Level 2.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation.

Debt securities are valued at the mean in accordance with prices supplied by an approved Pricing Service.  A Pricing Service may use valuation methods such as the mean between the bid and ask prices.  If the bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations.  The Fund’s Pricing Services use multiple valuation techniques to determine fair value.  In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which quotes from market makers are used to determine fair value.  In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value, and these securities generally will be classified as Level 2.  If a price is not available from a Pricing Service; the most recent quotation from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.  Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.  Short-term debt securities are valued at market price.  Any discount or premium is accreted or amortized over the expected life of the respective security.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and the option will generally be classified as Level 2.  Over-the-counter options with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer.

Over-the-counter financial derivative instruments, such as forward foreign currency contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.  These contracts are normally valued on the basis of broker-dealer quotations or a Pricing Service at the settlement price determined by the relevant exchange.  Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a Pricing Service using a series of techniques, including simulation pricing models.  The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.  Forward foreign currency contracts are valued at the mean between the bid and asked prices.  Swap agreements are generally traded over the counter and are valued by a Pricing Service using observable inputs.  If a price provided by a Pricing Service differs from the price provided by an independent dealer by 10% or more or the Adviser otherwise believes that the price provided by the Pricing Service is inaccurately stated, the Adviser shall price the swap using the average of two prices obtained by independent dealers.  In the event the Adviser determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

value procedures.  Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.  In the event the Adviser determines that the price of a swap calculated in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value pricing procedures.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 29, 2016:

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

	Level 1	Level 2	Level 3(2)	Total
Assets
Common Stocks(1)	$34,851,771	$—	$—	$34,851,771
Exchange-Traded Funds	6,612,647	—	—	6,612,647
Corporate Bonds(1)	—	543,380	—	543,380
Purchased Options	51,315	—	—	51,315
Short-Term Investments	42,155,607	—	—	42,155,607
Total Assets	$83,671,340	$543,380	$—	$84,214,720

Liabilities
Common Stocks(1)	$13,987,623	$—	$—	$13,987,623
Exchange-Traded Funds	1,175,084	—	—	1,175,084
Options Written	805	25	—	830
Total Liabilities	$15,163,512	$25	$—	$15,163,537

Other Financial Instruments(3)
Forwards	$—	$161,203	$—	$161,203
Futures	184,389	—	—	184,389
Swaps	—	737,483	—	737,483
Total Other Financial
Instruments	$184,389	$898,686	$—	$1,083,075

(1)	See the Consolidated Schedule of Investments for industry/geographic classifications.
(2)
The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.  For the year ended February 29, 2016, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value. Therefore, a reconciliation of assets and liabilities in which significant unobservable inputs (Level 3 securities) were used in determining fair value is not applicable.

(3)	Reflected at the net unrealized appreciation on the contracts held.

It is the Fund’s policy to record transfers between levels at the end of the reporting period. During the year ended February 29, 2016, there were no transfers between levels for the Fund.
(b) Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivative instruments such as purchased options, written options, forward foreign currency contracts, swap contracts and futures contracts during the year.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

The fair value of derivative instruments as reported within the Consolidated Statement of Assets and Liabilities as of February 29, 2016:

	Asset Derivatives
Derivatives not accounted	Consolidated Statement of
for as hedging instruments	Assets & Liabilities Location	Value
Equity Contracts – Options	Investments, at value	$51,315
Equity Contracts – Futures	Net assets –
	Unrealized appreciation*	15,777
Equity Contracts – Swaps	Unrealized appreciation
	on open swap contracts	1,072,758
Commodity Contracts – Futures	Net assets –
	Unrealized appreciation*	113,678
Interest Rate Contracts – Futures	Net assets –
	Unrealized appreciation*	213,009
Foreign Exchange Contracts –	Unrealized appreciation
Forward Foreign	on forward foreign
Currency Contracts	currency contracts	666,240
Total		$2,132,777

	Liability Derivatives
Derivatives not accounted for	Consolidated Statement of
as hedging instruments	Assets & Liabilities Location	Value
Equity Contracts – Options	Written options, at value	$830
Equity Contracts – Futures	Net assets –
	Unrealized depreciation*	85,706
Equity Contracts – Swaps	Unrealized depreciation
	on open swap contracts	335,275
Commodity Contracts – Futures	Net assets –
	Unrealized depreciation*	57,246
Interest Rate Contracts – Futures	Net assets –
	Unrealized depreciation*	15,123
Foreign Exchange Contracts –	Unrealized depreciation
Forward Foreign	on forward foreign
Currency Contracts	currency contracts	505,037
Total		$999,217

*
Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Open Futures Contracts.  Only the current days variation margin is reported within the Consolidated Statement of Assets and Liabilities.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended February 29, 2016 was as follows:

	Amount of Realized Gain (Loss) on
	Derivatives Recognized in Income
					Forward
Derivatives not					Foreign
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Forward Exchange
Contracts	$—	$—	$—	$—	$652,152	$652,152
Equity Contracts	(2,365,976)	1,188,028	102,242	656,380	—	(419,326)
Credit Contracts	—	—	—	(17,751)	—	(17,751)
Commodity
Contracts	—	—	777,016	—	—	777,016
Interest Rate
Contracts	—	—	(47,507)	—	—	(47,507)
Total	$(2,365,976)	$1,188,028	$831,751	$638,629	$652,152	$944,584

	Change in Unrealized Appreciation (Depreciation)
	on Derivatives Recognized in Income
					Forward
Derivatives not					Foreign
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Foreign Exchange
Contracts	$—	$—	$—	$—	$(383,095)	$(383,095)
Equity Contracts	1,082,775	(685,396)	(205,007)	923,316	—	1,115,688
Credit Contracts	—	—	—	(7,776)	—	(7,776)
Commodity
Contracts	—	—	49,194	—	—	49,194
Interest Rate
Contracts	—	—	94,879	—	—	94,879
Total	$1,082,775	$(685,396)	$(60,934)	$915,540	$(383,095)	$868,890

The Fund is subject to a netting arrangement, which governs the terms of certain transactions with select counterparties.  The netting arrangement allows the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.  The netting arrangement also specifies collateral posting arrangements at pre-arranged exposure levels. Under the netting arrangement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant netting arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of netting arrangement.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

The following tables represent the offsetting assets and liabilities as of February 29, 2016:

Assets:
				Gross Amounts not
				offset in the
				Consolidated Statement
		Gross	Net Amounts	of Assets and Liabilities
		Amounts	Presented
		Offset in the	in the		Cash &
	Gross	Consolidated	Consolidated		Securities
	Amounts of	Statement of	Statement		Collateral
	Recognized	Assets and	of Assets	Financial	Received	Net
	Assets	Liabilities	and Liabilities	Instruments	(Pledged)	Amount
Description
Forward
Contracts	$666,240	$—	$666,240	$(505,037)	$—	$161,203
Futures
Contracts	101,416	(35,470)	65,946	—	—	65,946
Total Return
Swap
Contracts	1,072,758	—	1,072,758	(335,275)	—	737,483
	$1,840,414	$(35,470)	$1,804,944	$(840,312)	$—	$964,632

Liabilities:
				Gross Amounts not
				offset in the
				Consolidated Statement
		Gross	Net Amounts	of Assets and Liabilities
		Amounts	Presented
		Offset in the	in the		Cash &
	Gross	Consolidated	Consolidated		Securities
	Amounts of	Statement of	Statement		Collateral
	Recognized	Assets and	of Assets	Financial	Received	Net
	Liabilities	Liabilities	and Liabilities	Instruments	(Pledged)	Amount
Written
Options	$830	$—	$830	$—	$(830)	$—
Forward
Contracts	505,037	—	505,037	(505,037)	—	—
Futures
Contracts	35,470	(35,470)	—	—	—	—
Total Return
Swap
Contracts	335,275	—	335,275	(335,275)	—	—
	$876,612	$(35,470)	$841,142	$(840,312)	$(830)	$—

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

Options

The Fund is subject to equity price risk and foreign currency fluctuations in the normal course of pursuing its investment objectives.  The Fund enters into written call options for speculative purposes and to hedge against changes in the value of equities.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.  As holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  The Fund may use certain options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”), options on futures contracts and swap agreements (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.  The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities.  In addition, the Fund enters into purchased put options to hedge against changes in the value of written put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised.  The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

Transactions in options written during the year ended February 29, 2016 were as follows:

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

	Contracts	Premiums
Call Options
Outstanding, Beginning of period	1,533	$469,136
Options written	724	136,323
Options terminated in closing transactions	(1,936)	(564,685)
Options exercised	—	—
Options expired	(288)	(38,681)
Outstanding, end of period	33	$2,093

	Contracts	Premiums
Put Options
Outstanding, Beginning of period	4,965	$2,541,464
Options written	5,073	487,322
Options terminated in closing transactions	(7,912)	(2,900,780)
Options exercised	—	—
Options expired	(2,126)	(128,006)
Outstanding, end of period	—	$—

As of February 29, 2016, the fair value of long positions which served as collateral for options written, as well as other derivative instruments including swaps, forwards and futures, and securities sold short was $16,850,545.

Transactions in purchased options during the year ended February 29, 2016 were as follows:

	Contracts
	Call Options	Put Options
Outstanding, Beginning of period	1,317	4,789
Options purchased	8,220	12,949
Options terminated in closing transactions	(6,577)	(9,216)
Options exercised	(153)	(53)
Options expired	(2,717)	(8,469)
Outstanding, end of period	90	—

Futures and Forward Foreign Currency Contracts

The Fund might purchase a particular currency or enter into a forward foreign currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.  When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date.  The market value of the contract fluctuates with changes in currency exchange rates.  The

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  The risks inherent in the use of currency forward exchange contracts include adverse changes in the value of such instruments and exposure to counterparty credit risk.  Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index futures contracts for speculative purposes and as a hedge against uncertain market conditions.  Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.  Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities.  This collateral is required to be adjusted daily to reflect the market value of the obligations for futures contracts or the market value of the instrument underlying the contract.  The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.  Futures contracts also expose the Fund to counterparty credit risk.  The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets, with a value marked-to-market daily, sufficient to cover its potential obligations.

The average monthly notional volume amounts during the period were as follows:

		Forward Foreign
	Futures Contracts	Currency Contracts
Long	$155,053,163	$9,994,524
Short	$153,871,083	$10,020,924

Swap Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and commodity risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes to manage these risks, including total return swaps and credit default swaps.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

Total Return Swaps – A total return swap agreement (TRS) is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loan, or bond.  This is owned by the party receiving the set rate payment.  Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser or a Sub-Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund will be subject to counterparty credit risk with respect to its use of swap contracts and other derivative and short sale transactions. If a counterparty to a derivatives contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser or a Sub-Adviser will seek to effect derivative transactions only with counterparties that it believes are creditworthy. However, there is no assurance that a counterparty will remain creditworthy or solvent.

Credit Default Swaps – Credit default swaps have two primary risks: counterparty risk and liquidity risk.

Counterparty risk is the risk that the other party to the transaction will not honor its contractual obligation. Liquidity risk is the risk that buyers and sellers may become scarcer in periods of market volatility, making it difficult to close the position.

The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  At February 29, 2016, the Fund did not have any deposits with brokers to serve as collateral for swap contracts.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

For the year ended February 29, 2016, the Fund recorded net realized gains of $638,629 resulting from swap activity. The average monthly notional amount of swaps during the period was $3,736,783 for long positions and $9,132,749 for short positions.

(d) Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss,

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Consolidated Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Consolidated Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such amounts are recorded on the ex-dividend date as dividend or interest expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2(a) above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At February 29, 2016, the Fund had deposits with a broker which served as collateral for derivative instruments and securities sold short.  The Fund’s deposits with a broker for securities sold short are with Morgan Stanley.

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

For tax purposes, the Subsidiary is an exempted Cayman investment company.  The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes.  No such taxes are levied in the Cayman Islands at the present time.  For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes.  As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains will be included each year in the Fund’s investment company taxable income.

As of and during the year ended February 29, 2016, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.  During the year ended February 29, 2016, the Fund did not incur any interest or penalties.

(f) Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(g) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(h) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(i) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Rule 12b-1 distribution and service fees are expensed at 0.25% and 1.00% of average daily net assets of the Class A and Class C shares, respectively.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(j) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for best tax relief order.  Dividend income and expense, less net foreign withholding tax, are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.  Payments received on securities in default are recorded as return of capital.

(3)	Federal Tax Matters
The tax character of distributions paid during the years ended February 29, 2016 and February 28, 2015 were as follows:

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

	February 29, 2016	February 28, 2015
Ordinary Income	$2,831,903	$2,280,084
Long-Term Capital Gain	$—	$364,956

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for tax year ended February 29, 2016.

As of February 29, 2016, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$84,683,772
Gross tax unrealized appreciation	3,602,389
Gross tax unrealized depreciation	(4,071,441)
Net total unrealized depreciation	$(469,052)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated losses	(6,057,037)
Total accumulated gains/losses	$(6,526,089)

The basis of investments and distributable earnings for tax and financial reporting purposes differ principally due to the deferral of losses on wash sales, straddle adjustments, market-to-market on 1256 contracts and constructive sale adjustments.

At February 29, 2016, the Fund had short-term capital losses of $1,498,191, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended February 29, 2016.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 29, 2016, the following reclassifications were made for permanent tax differences on the Consolidated Statement of Assets and Liabilities:

Accumulated Undistributed Net Investment Loss	$118,465
Accumulated Net Realized Loss	$(631,432)
Paid-In Capital	$512,967

The Fund deferred, on a tax basis, late year loss deferral of net investment income of $1,209,402, post-October short-term losses of $2,762,216, and post-October long-term losses of $1,342,169.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at the annual rate of 2.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through June 29, 2017, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary items) do not exceed the Expense Limitation Cap as follows:

	Class A	Class C	Class Y
Aurora Horizons Fund	2.58%	3.33%	2.33%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the waivers per class that occurred during the year ended February 29, 2016, as well as subject to potential recovery expiring as noted below.  There were no waivers for the period ended February 28, 2014 which are subject to recoupment.

	Class A	Class C	Class Y
February 28, 2018	$12,436	$2,014	$199,538
February 28, 2019	$ 9,864	$3,870	$337,638

Sub-advisory services are provided to the Fund, pursuant to agreements between the Adviser and the below listed sub-advisers.  Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of the Fund’s average daily net assets which they have been allocated to manage.

Achievement Asset Management LLC
Atlantic Investment Management, Inc.
NewStar Capital LLC (f/k/a Feingold O’Keeffe Capital, L.L.C.)
Graham Capital Management, L.P.
Ionic Capital Management LLC
Kabouter Management, LLC
Kingsford Capital Management, LLC
Kovitz Investment Group, LLC
MPAM Credit Trading Partners L.P.
Pine River Capital Management L.P.
York Registered Holdings, L.P.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay NGAM Distribution, L.P. (the “Distributor”) a distribution fee of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and C shares, respectively, for services to Fund shareholders and distribution of Fund shares.  The Distributor and the Adviser are affiliated companies.  As of and during the year ended February 29, 2016, the Fund accrued and owed expenses related to the 12b-1 Plan as presented in the Consolidated Statement of Operations and Consolidated Statement of Assets and Liabilities, respectively, as follows:

	Fees Accrued	Fees Owed
Class A	$10,666	$ 69
Class C	$15,465	$119

(6)	Offering Price Per Share and CDSC

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75%.  The public offering price for Class C and Y shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public.  Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge.  For the year ended February 29, 2016, the Distributor received $455 for sales charges on Class A shares.  Sales charges are not an expense of the Fund and are not reflected in the consolidated financial statements.

Class A shares are subject to a CDSC of 1% on purchases of $1,000,000 or more that are redeemed within 18 months of purchase.  Class C shares are subject to a CDSC of 1% on purchases redeemed within 12 months of purchase.  During the year ended February 29, 2016, CDSCs of $191 were collected.

(7)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement.  The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Fund; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Fund’s custodian, transfer agent and accountants; coordinating the preparation and payment of the Fund’s expenses; and reviewing the Fund’s expense accruals.  For the year ended February 29, 2016, the Fund incurred $350,478 in administration and accounting fees.  At February 29, 2016, the Administrator and Accountant were owed fees of $48,894.

USBFS also serves as the transfer agent to the Fund.  U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended February 29, 2016, the Fund incurred $77,244(1), and $97,099(2) in transfer agency and custody fees,

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

respectively. At February 29, 2016, the Fund owed fees of $12,601, and $17,628 for transfer agency and custody fees, respectively.

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Consolidated Statement of Operations.
(2)	This amount does not include prime broker expenses and therefore it does not agree to the amount on the Consolidated Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see Note 11).
The Distributor is affiliated with the Adviser.
Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended February 29, 2016, the Fund was allocated $28,240 of the Trust’s Chief Compliance Officer fee.  At February 29, 2016, the Fund owed fees of $4,510 to USBFS for Chief Compliance Officer’s services.

(8)	Capital Share Transactions
Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
Class A	February 29, 2016	February 28, 2015
Shares sold	85,647	812,612
Shares reinvested	6,205	13,686
Shares redeemed	(671,920)	(2,198,211)
Net decrease	(580,068)	(1,371,913)

	Year Ended	Year Ended
Class C	February 29, 2016	February 28, 2015
Shares sold	2,822	54,520
Shares reinvested	2,059	1,834
Shares redeemed	(64,382)	(30,232)
Net increase (decrease)	(59,501)	26,122

	Year Ended	Year Ended
Class Y	February 29, 2016	February 28, 2015
Shares sold	2,796,649	12,080,097
Shares reinvested	280,660	237,060
Shares redeemed	(12,118,615)	(8,901,233)
Net increase (decrease)	(9,041,306)	3,415,924

(9)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the year ended February 29, 2016, are detailed below.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

Purchases
U.S. Government	$—
Other	208,061,440
$208,061,440

Sales
U.S. Government	$—
Other	290,240,503
$290,240,503

(10)	Beneficial Ownership

The benefical ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At February 29, 2016, the following entities held over 25% of the Fund’s shares outstanding for the benefit of their customers:

Class A
Charles Schwab & Co., Inc.	35%
National Financial Services, LLC	32%

Class C
UBS Wealth Management USA	33%
RBC Capital Markets, LLC	32%

Class Y
Pershing LLC	41%
Charles Schwab & Co., Inc.	29%

(11)	Line of Credit

The Fund has a line of credit with maximum borrowing for the lesser of 33.33% of the fair value of unencumbered net assets of the Fund or $20,000,000, which expires on August 12, 2016.  This line of credit is intended to provide short-term financing, if necessary, in connection with shareholder redemptions, and subject to certain restrictions and is secured by the Fund’s investments.  Interest will be accrued at the prime rate of 3.25% through December 16, 2015 and 3.50% thereafter.  The credit facility is with the Fund’s custodian, U.S. Bank.  During the year ended February 29, 2016, the Fund did not utilize the line of credit.

(12)	Subsequent Events
Effective March 16, 2016, the Adviser terminated its investment sub-advisory agreement with Atlantic Investment Management, Inc., an investment sub-adviser to the Fund.

On March 1, 2016, the Adviser agreed to sell its investment management business to 50 South Capital Advisors, LLC (“50 South Capital”), an investment advisory subsidiary of Northern Trust Corporation (“Northern Trust”).  On April 18, the Adviser and 50 South Capital agreed to terminate the sales agreement.

AURORA HORIZONS FUND
Consolidated Notes to Financial Statements (Continued)
February 29, 2016

Based upon the recommendation of Aurora, the Board of Trustees (“Board”) of the Trust, via unanimous written consent, has determined that it is in the best interests of the Fund and its shareholders that the Fund be closed and liquidated.

On April 21, 2016 the Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated. Pursuant to the Plan and in anticipation of the Fund’s liquidation, other than with respect to certain purchases by existing shareholders (e.g., automatic investment plans that have yet to be terminated), the Fund closed to new purchases effective as of the close of business on April 22, 2016. The Fund will be liquidating its assets as of the close of business on May 31, 2016 (the “Liquidation Date”).

Pursuant to the Plan, the Fund began liquidating its assets to cash and cash equivalents in order to meet anticipated redemption needs and in preparation for the Liquidation Date. Accordingly, it is anticipated that the Fund will deviate from its stated investment objectives and strategies between the date hereof and the Liquidation Date.

As of March 31, 2016, the Fund is no longer deemed to be a non-diversified Fund.

AURORA HORIZONS FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders of Aurora Horizons Fund and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments, securities sold short, options written, open futures contracts, open forward foreign currency contracts, and total return swaps, of Aurora Horizons Fund (the “Fund”), a series of Trust for Professional Managers, as of February 29, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three periods in the period then ended.  These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Aurora Horizons Fund as of February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 12 to the consolidated financial statements, the Board of Trustees approved a plan of liquidation for the Fund on April 21, 2016.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
April 29, 2016

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on January 28, 2016 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Aurora Horizons Fund (the “Fund”), a series of the Trust, and Aurora Investment Management L.L.C., the Fund’s investment adviser (the “Adviser” or “Aurora”).  The Trustees also met at a previous meeting held on November 10, 2015 (the “November 10, 2015 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.

In connection with the review, the Trustees were familiar with the Fund’s stated investment objective to preserve capital while generating consistent long-term capital growth with moderate volatility and moderate directional exposure to global equity and bond markets.  The Trustees were also familiar with Aurora’s strategy to achieve the Fund’s investment objective by allocating its assets primarily among a select group of experienced sub-advisers (including the Sub-Advisers, defined below) who implement a number of different alternative investment strategies and invest in a variety of markets intended to contribute to the Fund’s investment objective under varying market conditions.

Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending January 31, 2017.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Aurora to the Fund and the amount of time devoted by Aurora’s staff to the Fund’s operations.  The Trustees considered Aurora’s specific responsibilities in all aspects

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements
(Continued) (Unaudited)

of day-to-day management of the Fund, including its recommendations with respect to the hiring, termination or replacement of the Fund’s sub-advisers and its oversight of the investment strategies implemented by the Fund’s sub-advisers.  The Trustees also considered the qualifications, experience and responsibilities of Roxanne M. Martino, Scott C. Schweighauser, Justin D. Sheperd, Anne Marie Morley, Gregory D. Schneiderman and Patrick C. Sheedy, the individuals from Aurora serving as portfolio managers to the Fund, and other key personnel at Aurora involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by Aurora in a due diligence summary, including a summary of Aurora’s compliance program, and discussed Aurora’s commitment to the growth of the Fund’s assets.  The Trustees noted that during the course of the prior year they had met with representatives of Aurora in person to discuss the Fund’s performance and outlook, along with the marketing and compliance efforts made by Aurora.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of Aurora.  The Trustees discussed in detail Aurora’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Aurora’s compliance program and oversight of the compliance programs of the Fund’s sub-advisers.  The Trustees concluded that Aurora had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Fund under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Fund, as well as Aurora’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Class Y shares of the Fund for the year-to-date and one-year periods ended October 31, 2015, noting the Fund began operations on March 27, 2013, and as such only had limited performance history.  In assessing the quality of the management services delivered by Aurora, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to benchmark indices (the HFRI Fund of Funds Composite Index and the HFRX Global Hedge Fund Index), a peer group of U.S. open-end multialternative funds, as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”), and also to a select group within the Morningstar Peer Group composed of only sub-advised funds (the “Sub-Advised Morningstar Peer Group”).

The Trustees noted for the year-to-date period ended October 31, 2015, the Fund’s performance for Class Y shares fell at the top of the second quartile, equal to the Morningstar Peer Group median.  The Trustees also noted for the one-year period ended October 31, 2015, the Fund’s performance fell within the first quartile, above the Morningstar Peer Group median.  The Trustees further noted for the year-to-date and one-year periods ended October 31, 2015, the Fund’s performance for Class Y shares fell within the second and first quartiles, respectively, each above the Sub-Advised Morningstar Peer Group median for the periods, and the Fund’s performance for the one-year period ended October 31, 2015 was the best of the Sub-Advised

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements
(Continued) (Unaudited)

Morningstar Peer Group. The Trustees noted the Fund underperformed the benchmark indices for the year-to-date, one-year and since inception periods ended July 31, 2015.

After considering all of the information, the Trustees concluded the performance obtained by Aurora for the Fund was satisfactory under current market conditions and Aurora has developed the necessary expertise and resources in selecting and managing the Fund’s sub-advisers to provide investment advisory services in accordance with the Fund’s investment objective and strategies.  Although past performance is not a guarantee or indication of future results, the Trustees determined the Fund and its shareholders were likely to benefit from Aurora’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of Aurora’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund in comparison to the Morningstar Peer Group and the Sub-Advised Morningstar Peer Group, as well as the fee waivers and expense reimbursements made by Aurora.  In reviewing the Fund’s fees and total expense structure, the Trustees took into account the Fund’s “manager of managers” structure, noting Aurora pays the Fund’s sub-advisory fees out of its own management fees, and the Fund is not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Aurora, reviewing Aurora’s financial information and noting Aurora had subsidized the Fund’s operations through management fee waivers and had not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to Aurora from the fees payable under the Advisory Agreement and the expense subsidizations undertaken by Aurora.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the November 10, 2015 Meeting and the January 28, 2016 meeting at which the Advisory Agreement was formally considered, as well as the reports made by Aurora over the course of the year.

The Trustees noted the Fund’s contractual management fee of 2.00% fell into the fourth quartile, above the Morningstar Peer Group average of 1.11%, which fell into the third quartile.  The Trustees observed the Fund’s total expense ratio for Class Y shares (net of fee waivers and expense reimbursements) of 2.33% fell within the third quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.71%, which fell within the second quartile.  The Trustees noted the Fund’s contractual management fee of 2.00% fell between the third and fourth quartiles, above the Sub-Advised Morningstar Peer Group average of 1.23%, which fell into the second quartile.  The Trustees observed the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 2.33% for Class Y shares fell within the third quartile, above the Sub-Advised Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 2.15%, which fell within the second quartile.  The

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements
(Continued) (Unaudited)

Trustees then compared the fees paid by the Fund to the fees associated with Aurora’s other investment products (none of which are managed in the same structure as the Fund) and noted the Fund’s fees were reasonable in comparison.

The Trustees concluded the Fund’s expenses and the management fees paid to Aurora were fair and reasonable in light of the comparative performance, expense and management fee information and considering the Fund’s “manager of managers” structure.  The Trustees noted, based on a profitability analysis prepared by the Adviser, the Adviser was not realizing profits in connection with its management of the Fund and the Trustees further concluded Aurora maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Fund’s assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees considered the management fee waivers by Aurora with respect to the Fund.  The Trustees concluded Aurora’s management fee structure and any applicable expense waivers were reasonable and reflected a sharing of economies of scale between Aurora and the Fund at the Fund’s current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by Aurora from its association with the Fund.  The Trustees concluded any benefits Aurora received from its management of the Fund, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending January 31, 2017 as being in the best interests of the Fund and its shareholders.

BASIS FOR TRUSTEES’ RENEWAL OF SUB-ADVISORY AGREEMENTS

The Board met in person at a meeting held on January 28, 2016 to consider the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) for the Fund, entered into between the Adviser and certain of the Fund’s sub-advisers (each a “Sub-Adviser, and collectively, the “Sub-Advisers”), specifically: Atlantic Investment Management, Inc. (“Atlantic”), Graham Capital Management, L.P. (“Graham”), Ionic Capital Management LLC (“Ionic”), Kabouter Management, LLC (“Kabouter”), Kingsford Capital Management, LLC (“Kingsford”), MPAM

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements
(Continued) (Unaudited)

Credit Trading Partners L.P. (“MPAM”) and York Registered Holdings, L.P. (“York”).  The Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.  The Trustees also met at the November 10, 2015 Meeting to review materials related to the renewal of the Sub-Advisory Agreements.  At the November 10, 2015 Meeting the Trustees also formally approved the renewal of the Sub-Advisory Agreements between the Adviser and Atlantic and Ionic, respectively, for a short period ending January 31, 2016.  In advance of these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements.  The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials prepared by the Sub-Advisers (including a due diligence questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including each Sub-Adviser’s code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year relevant to the Sub-Advisory Agreement renewal process, including performance information for the Fund.

In connection with the review, the Trustees were familiar with the Fund’s stated investment objective to preserve capital while generating consistent long-term capital growth with moderate volatility and moderate directional exposure to global equity and bond markets.  The Trustees were also familiar with Aurora’s strategy to achieve the Fund’s investment objective by allocating its assets primarily among a select group of experienced sub-advisers, including the Sub-Advisers, who implement a number of different alternative investment strategies and invest in a variety of markets and that each sub-adviser’s investment strategy is intended to contribute to the Fund’s investment objective under varying market conditions.

Based on their evaluation of the information provided by the Adviser and the Sub-Advisers, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the continuation of each Sub-Advisory Agreement for an additional one-year term ending January 31, 2017.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between the Adviser and the Sub-Advisers, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of the Sub-Advisers to the Fund.  The Trustees considered Atlantic’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Alexander J. Roepers, who serves as the portfolio manager for the segment of the Fund’s assets managed by Atlantic, and other key personnel at

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements
(Continued) (Unaudited)

Atlantic.  The Trustees considered Graham’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Kenneth G. Tropin and Pablo Calderini, who serve as the portfolio managers for the segment of the Fund’s assets managed by Graham, and other key personnel at Graham.  The Trustees considered Ionic’s responsibilities in management of Fund assets, as well as the qualifications, experience and responsibilities of Bart Baum, Adam Radosti and Daniel Stone, who serve as the portfolio managers for the segment of the Fund’s assets managed by Ionic, and other key personnel at Ionic.  The Trustees considered Kabouter’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Peter Zaldivar and Marcel Houtzager, who serve as the portfolio managers for the segment of the Fund’s assets managed by Kabouter, and other key personnel at Kabouter.  The Trustees considered Kingsford’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Michael Wilkins, Louis Corrigan and Todd Ammons, who serve as the portfolio managers for the segment of the Fund’s assets managed by Kingsford, and other key personnel at Kingsford.  The Trustees also considered MPAM’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Craig E. Ruch, Brent C. Zimmerman and Sean M. Roche, who serve as the portfolio managers for the segment of the Fund’s assets managed by MPAM, and other key personnel at MPAM.  The Trustees also considered York’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of James G. Dinan and David M. Damast, who serve as the portfolio managers for the segment of the Fund’s assets managed by York, and other key personnel at York.  The Trustees also considered information provided by each of the Sub-Advisers at the November 10, 2015 Meeting and the January 28, 2016 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their strategies for the Fund, brokerage practices and compliance and risk management programs.

The Trustees also noted any services that extended beyond portfolio management.  The Trustees concluded the Sub-Advisers had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and the nature, overall quality and extent of investment management services provided by each of the Sub-Advisers to the Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS
The Trustees discussed the performance of the Class Y shares of the Fund, including the performance relating specifically to each segment of the Fund’s assets managed by each of the Sub-Advisers.

The Trustees discussed the performance of the segment of the Fund’s portfolio managed by Atlantic for the year-to-date, one-year and since-inception periods ended July 31, 2015.  The Trustees compared the short-term and longer-term performance of the segment of the Fund’s portfolio managed by Atlantic on both an absolute basis and in comparison to benchmark indices (the S&P 500 Index) and in comparison to the Fund’s overall performance for each period.

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements
(Continued) (Unaudited)

The Trustees discussed the performance of the segment of the Fund’s portfolio managed by Graham for the year-to-date, one-year and since-inception periods ended July 31, 2015.  The Trustees compared the short-term and longer-term performance of the segment of the Fund’s portfolio managed by Graham on both an absolute basis and in comparison to benchmark indices (the Barclay CTA Index and the Barclay Systemic Index) and in comparison to the Fund’s overall performance for each period.

The Trustees discussed the performance of the segment of the Fund’s portfolio managed by Ionic for the year-to-date, one-year and since-inception periods ended July 31, 2015.  The Trustees compared the short-term and longer-term performance of the segment of the Fund’s portfolio managed by Ionic on both an absolute basis and in comparison to the Fund’s overall performance for each period.

The Trustees discussed the performance of the segment of the Fund’s portfolio managed by Kabouter for the year-to-date, one-year and since-inception periods ended July 31, 2015.  The Trustees compared the short-term and longer-term performance of the segment of the Fund’s portfolio managed by Kabouter on both an absolute basis and in comparison to benchmark indices (the MSCI EAFE Index and the MSCI EAFE Small Cap Index), in comparison to a composite of accounts managed by Kabouter with similar investment strategies to that of the Fund, and in comparison to the Fund’s overall performance for each period.

The Trustees discussed the performance of the segment of the Fund’s portfolio managed by Kingsford for the year-to-date, one-year and since-inception periods ended July 31, 2015.  The Trustees compared the short-term and longer-term performance of the segment of the Fund’s portfolio managed by Kingsford on both an absolute basis and in comparison to a benchmark index (the Russell 2000 Index), in comparison to a secondary index (the S&P 500 Index), in comparison to a private fund managed by Kingsford with similar investment strategies to that of the Fund, and in comparison to the Fund’s overall performance for each period.

The Trustees discussed the performance of the segment of the Fund’s portfolio managed by MPAM for the year-to-date, one-year and since-inception periods ended July 31, 2015.  The Trustees compared the short-term and longer-term performance of the segment of the Fund’s portfolio managed by MPAM on both an absolute basis and in comparison to a benchmark index (the HFRI RV: Fixed Income – Corporate Index), in comparison to a private fund managed by MPAM with similar investment strategies to that of the Fund, and in comparison to the Fund’s overall performance for each period.

The Trustees discussed the performance of the segment of the Fund’s portfolio managed by York for the year-to-date, one-year and since-inception periods ended July 31, 2015.  The Trustees compared the short-term and longer-term performance of the segment of the Fund’s portfolio managed by York on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index) and in comparison to the Fund’s overall performance for each period.

AURORA HORIZONS FUND
Basis for Trustees’ Approval of Advisory and Sub-Advisory Agreements
(Continued) (Unaudited)

After considering all the information, the Trustees concluded the performance obtained by each of the Sub-Advisers for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined the Fund and its shareholders were likely to benefit from the continued management of Fund assets by the Sub-Advisers.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Aurora to the Sub-Advisers under the Sub-Advisory Agreements.  The Trustees noted that Aurora had previously confirmed to the Trustees the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of the Sub-Advisers.  Since the sub-advisory fees are paid by Aurora, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to the Sub-Advisers.  Consequently, the Trustees did not consider the costs of services provided by each of the Sub-Advisers or the profitability of their relationship with the Fund to be material factors for consideration given that the Aurora Sub-Advisers are not affiliated with Aurora and, therefore, the sub-advisory fees were negotiated on an arm’s length basis.  Based on all these factors, the Trustees concluded the sub-advisory fees paid to each of the Aurora Sub-Advisers by Aurora were reasonable in light of the services provided by the Sub-Advisers.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to the Sub-Advisers are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of the Sub-Advisers from their association with the Fund.  The Trustees concluded the benefits that each Aurora Sub-Adviser may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of each of the Sub-Advisory Agreements for an additional term ending January 31, 2017 as being in the best interests of the Fund and its shareholders.

AURORA HORIZONS FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

AURORA HORIZONS FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 97.86% of its ordinary income distribution for the year ended February 29, 2016, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 29, 2016, 46.33% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-443-2862.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	37	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 60		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
five portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	37	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 59		2001	(1986–present).		(an open-end
investment
company with
five portfolios).

AURORA HORIZONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired. (2011–	37	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramius IDF
Age: 72		2009	Administrative		fund complex
			Officer (“CAO”) and		(two closed-
			Chief Compliance		end investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	37	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 53		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
five portfolios).

AURORA HORIZONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC
Age: 58	Executive	2013	(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,	Services, LLC
Age: 42	and	2013	(2002–present).
Principal
Financial
and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.		Term; Since	President,
Milwaukee, WI 53202		May 29,	U.S. Bancorp Fund
Age: 34		2015	Services, LLC
(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer,	July 1,	U.S. Bancorp Fund
Age: 55	Vice	2014	Services, LLC
	President		(January 2014–
	and		present); CCO
	Anti-Money		(2003–2013) and
	Laundering		Senior Vice
	Officer		President, Ariel
Investments, LLC
(2010–2013);
Vice President,
Ariel Investments,
LLC (2003–2010).

Jesse J. Schmitting	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund
Age: 33		2011	Services, LLC
(2008–present).

AURORA HORIZONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Cullen O. Small	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President, U.S.
Milwaukee, WI 53202		January 22,	Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		April 23,	Services, LLC
Age: 28		2015	(2011–present);
Student, Illinois
State University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		July 1,	Services, LLC
Age: 28		2015	(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Fund.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-800-443-2862. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12 month period ended June 30 is available without charge, upon request, by calling, toll free, 1-800-443-2862, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-443-2862 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

AURORA HORIZONS FUND

Investment Adviser	Aurora Investment Management L.L.C.
300 North LaSalle Street, 52nd Floor
Chicago, Illinois 60654

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor	NGAM Distribution, L.P.
399 Boylston Street
Boston, Massachusetts 02116

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the Registrant’s Form N-CSR filed on May 7, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2016	FYE 2/28/2015
Audit Fees	$43,000	$43,000
Audit-Related Fees	0	0
Tax Fees	$5,500	$5,500
All Other Fees	$2,500	$2,500

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/29/2016	FYE 2/28/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/29/2016	FYE 2/28/2015
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed on May 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     April 28, 2016

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     April 28, 2016

* Print the name and title of each signing officer under his or her signature.